Exhibit 2.1

Form of Amended and Restated Certificate of Arrestage International Inc.

CORPORATE CHARTER

I, ROSS MILLER, the duly elected and qualified Nevada Secretary of State, do hereby certify that ARRESTAGE INTERNATIONAL, INC., did on June 15, 2011, file in this office the original Articles of Incorporation; that said Articles of Incorporation are now on file and of record in the office of the Secretary of State of the State of Nevada, and further, that said Articles contain all the provisions required by the law of said State of Nevada.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed the Great Seal of State, at my office on June 15, 2011.

/s/ ROSS MILLER
ROSS MILLER
Secretary of State

Certified By: Electronic Filing

Certificate Number: C20110615-2761

You may verify this certificate

Online at http://www.nvsos.gov/

ROSS MILLER Secretary of State 204 North Carson Street, Suite 4 Carson City, Nevada 89701-4520 (775) 684-5708 Website: www.nvsos.gov

Articles of Incorporation (PURSUANT TO NRS CHAPTER 78)	Filed in the office of	Document Number 20110444964-05
	Ross Miller Secretary of State State of Nevada	Filing Date and Time 06/15/2011 5:28 PM
Entity Number E0343212011-6

(This document was filed electronically.)

USE BLACK INK ONLY - DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY

1. Name of Corporation:	ARRESTAGE INTERNATIONAL, INC.
2. Registered Agent for Service of Process: (check only one box)	☒ Commercial Registered Agent:			NEVADA COMMERCIAL REGIS-SEE ATTACHED
Name
	☐ Noncommercial Registered Agent (name and address below			OR	☐ Office or Position with Entity (name and address below)
Name of Noncommercial Registered Agent OR Name of Title of Office or Other Position with Entity
Nevada
		Street Address	City			Zip Code
Nevada
		Mailing Address (if different from street address)	City			Zip Code
3. Authorized Stock: (number of shares corporation is authorized to issue)	Number of shares with par value:				Number of shares without

Par value
		30000000	per share: $	0.001	par value:	0
4. Names and Addresses of the Board of Directors/Trustees: (each Director/Trustee must be a natural person at least 18 years of age; attach additional page it more than two directors/trustees)	1)	GREG DAVIS
Name
		4231 DANT BLVD		RENO	NV	89509-7020
		Street Address		City	State	Zip Code
2)
Name
		Street Address		City	State	Zip Code
5. Purpose: (optional; see instructions)		The purpose of the corporation shall be:
6. Name, Address and Signature of Incorporator: (attach additional page if more than one incorporator		NEVADA COMM-SEE ATTACHED		X NEVADA COMMERCIAL REGISTERED AGENTS LC
		Name		Incorporator Signature
		4231 DANT BLVD		RENO	NV	89509-7020
		Address		City	State	Zip Code
7. Certificate of Acceptance of Appointment of Registered Agent:	I hereby accept appointment as Registered Agent for the above named Entity.
	X NEVADA COMMERCIAL REGISTERED AGENTS LC			6/15/2011
	Authorized Signature of Registered Agent or On Behalf of Registered Agent Entity			Date

This form must be accompanied by appropriate fees.	Nevada Secretary of State NRS 78 articles
Revised 4-10-09

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Articles of Incorporation

(PURSUANT TO NRS CHAPTER 78)

CONTINUED

Includes data that is too long to fit in the fields on the NRS 78 Form and all additional director/trustees and incorporators

ENTITY NAME:	ARRESTAGE INTERNATIONAL, INC.

FOREIGN NAME TRANSLATION:	Not Applicable

PURPOSE:	Not Applicable

REGISTERED AGENT NAME:	NEVADA COMMERCIAL REGISTERED AGENTS LC
STREET ADDRESS:	Not Applicable
MAILING ADDRESS:	Not Applicable

ADDITIONAL	Incorporators
Name: NEVADA COMMERCIAL
REGISTERED AGENTS LC
Address: 4231 DANT BLVD
City: RENO
State: NV
Zip Code : 89509-7020

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